EXHIBIT 10.3


                              ADDITIONAL AGREEMENT
             To Acquisition Agreement dated as of January 24th, 2008

THIS ADDITIONAL AGREEMENT (the "Additional Agreement") is made and entered into as of May 2nd, 2008 (the "Effective Date") by and between
         EMERGING MEDIA HOLDINGS Inc. (EMH) Company of USA, a Nevada corporation (the "Company")
AND
         MEDIA TOP PRIM Ltd. (MEDIA TOP PRIM), Rep. of Moldova Corporation represented by Radu GUTU, acting on the base of Power of Attorney.

         NOW THEREFORE, in consideration of the mutual promises and the covenants and promises hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                          SECTION 1. EXCHANGE OF SHARES

1.1 Exchange. The Shareholder will sell, convey, transfer and assign to the Company, and the Company will purchase and accept from the Shareholder all right, title and interest in and to the issued and outstanding shares of MTP owned by Shareholder in exchange for 1,000,000 of preferred stock of the Company.

                            SECTION 2. PURCHASE PRICE

         2.1 Purchase Price. Within 5 business days the Company shall convey, transfer, assign 1,000,000 of Preferred Stock of the Company in exchange for all of the issued and outstanding shares of MTP held by Shareholders. The 1, 000, 000 preferred stock may be after a one-year holding period from the date of acquisition herein, converted into restricted common stock on 1:1 basis (1 preferred stock for 1 restricted common stock) on condition that Company's stock price will not be less then 4 US Dollars.

                              SECTION 8. SIGNATURES

EMERGING MEDIA HOLDINGS, Inc.

                       By:  /s/ Iurie Bordian
                            -----------------------------------
                            Iurie Bordian,CEO

MEDIA TOP PRIM Ltd.


                       By:  /s/ Radu Gutu
                            ---------------------------------------
                            Radu Gutu, By Attorney